                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|     Preliminary proxy statement
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material pursuant to ss. 240.14a-12


                               GA FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                 N/A
      --------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                 N/A
      --------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                 N/A
      --------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                 N/A
      --------------------------------------------------------------------------
(5)   Total fee paid:
                 N/A
      --------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                 N/A
      --------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                 N/A
      --------------------------------------------------------------------------
(3)   Filing party:
                 N/A
      --------------------------------------------------------------------------
(4)   Date filed:
                 N/A
      --------------------------------------------------------------------------

                                     [LOGO]

                               GA FINANCIAL, INC.
                             4750 CLAIRTON BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15236
                                 (412) 882-9946

                                                                  March 17, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of GA Financial, Inc., the holding company for Great American Federal, Whitehall, Pennsylvania, which will be held on April 23, 2003, at 10:00 a.m., local time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

        The attached notice of annual meeting of stockholders and proxy statement describe the formal business to be transacted at the annual meeting. Directors and officers of GA Financial, Inc., as well as a representative of KPMG LLP, the independent auditors of GA Financial, Inc., will be present at the annual meeting to respond to appropriate questions that you may have.

        PLEASE NOTE THAT MANAGEMENT HAS CHOSEN TO USE A WHITE PROXY CARD AS IT HAS IN THE PAST. STOCKHOLDERS SHOULD BE SURE TO VOTE MANAGEMENT'S WHITE PROXY CARD.

        The Board of Directors of GA Financial, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of GA Financial, Inc. and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" the nominees nominated by the Company's Nominating Committee listed under Proposal 1 and "FOR" the ratification of KPMG LLP as independent auditors under Proposal 2.

        YOUR VOTE IS IMPORTANT. The proxy is your opportunity as a stockholder to vote on corporate matters. It is important that your shares be represented at the meeting whether or not you are personally able to attend. Please sign and return the enclosed WHITE proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

        On behalf of the Board of Directors and all of the employees of GA Financial, Inc. and Great American Federal, I wish to thank you for your past and continued support.

                                        Sincerely yours,

                                        /s/ John M. Kish

                                        John M. Kish
                                        CHAIRMAN OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------
  If you have questions or need assistance in voting your shares, please call:

                          GEORGESON [LOGO] SHAREHOLDER

                           17 State Street, 10th Floor
                               New York, NY 10004
                           (866) 324-5898 (TOLL FREE)

                     Banks and Brokerage Firms please call:
                                 (212) 440-9800

--------------------------------------------------------------------------------

                               GA FINANCIAL, INC.
                             4750 CLAIRTON BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15236
                                 (412) 882-9946
                          WWW.GREATAMERICANFEDERAL.COM


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2003



        The Annual Meeting of Stockholders of GA Financial, Inc. will be held on April 23, 2003, at 10:00 a.m., local time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

        The annual meeting is for the purpose of considering and voting upon the following matters:

        1.     To elect two Directors for terms of three years each;

        2. To approve the appointment of KPMG LLP as independent auditors of GA Financial, Inc. for the fiscal year ending December 31, 2003; and

        3. To transact such other matters as may properly come before the annual meeting or any adjournments thereof.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        A WHITE proxy card and a proxy statement for the meeting are enclosed herewith. Please sign and return this WHITE proxy card promptly.

        The Board of Directors has established March 10, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments thereof. Only recordholders of the common stock of GA Financial, Inc. as of the close of business on that date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are insufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by GA Financial, Inc.

        You are requested to date and sign the enclosed WHITE proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you are a stockholder of record, attend the meeting and vote in person.

                                        By Order of the Board of Directors

                                        /s/ James V. Dionise

                                        James V. Dionise
                                        CORPORATE SECRETARY
Pittsburgh, Pennsylvania
March 17, 2003

                               GA FINANCIAL, INC.
                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                          -----------------------------

                                 APRIL 23, 2003

SOLICITATION AND VOTING OF PROXIES

        This proxy statement is furnished to stockholders of GA Financial, Inc. ("GA Financial" or the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders to be held on April 23, 2003, at 10:00 a.m., local time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236, and at any adjournments thereof. The 2002 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 2002, accompanies this proxy statement, which is first being mailed to stockholders on or about March 17, 2003.

        Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the meeting. Stockholders are requested to vote by completing the enclosed WHITE proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NOMINATED BY THE COMPANY'S NOMINATING COMMITTEE IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

        The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. EXECUTION OF A PROXY CARD, HOWEVER, CONFERS ON THE DESIGNATED PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

        A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY THE FILING OF A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE MEETING.

        The cost of soliciting management's proxies will be borne by GA Financial. GA Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable and appropriate expenses incurred by them in sending management's proxy materials to the beneficial owners of GA Financial's common stock. GA Financial has retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for a fee of $20,000, plus reimbursement of expenses. Approximately 25 persons will be utilized by Georgeson Shareholder
Communications Inc. in such solicitation. The total amount estimated to be expended in connection with this proxy contest is $50,000, which excludes the amount normally expended in connection with a solicitation for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers of GA Financial. Approximately $10,000 has been paid to date. In addition to solicitation by mail, directors and officers of GA Financial may solicit proxies personally, by telegraph, by facsimile transmission or by telephone without additional compensation.

VOTING SECURITIES

        The securities which may be voted at the stockholder meeting consist of shares of common stock of the Company, with each share entitling its owner to one vote on all matters to be voted on at the meeting except as described below.

        The close of business on March 10, 2003 has been fixed by the Board of Directors as the record date for the determination of stockholders of record entitled to notice of, and to vote at, the meeting and any adjournments thereof. The total number of shares of common stock of the Company outstanding on the record date was 5,091,217 shares.

        As provided in the Company's Certificate of Incorporation, recordholders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

        The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of Directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

        In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

        Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be Directors of, the Company or any of its affiliates.

PARTICIPANTS IN GREAT AMERICAN FEDERAL'S ESOP

        If you participate in Great American Federal's Employee Stock Ownership Plan ("ESOP"), you will receive with this proxy statement a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to the participant's plan account. Subject to the exercise of its fiduciary duties, the ESOP trustee will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the plan's trustee is April 14, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of common stock on the record date, as disclosed in certain reports regarding such ownership filed with the Company and with the United States Securities and Exchange Commission (the "SEC"), in accordance with
Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the common stock as of the record date.


                                                                                NUMBER          PERCENT
                                          NAME AND ADDRESS OF                     OF              OF
TITLE OF CLASS                             BENEFICIAL OWNER                     SHARES          CLASS
---------------                --------------------------------------------- -------------   -----------
Common Stock................   Great American Federal Savings and Loan        603,079(1)        11.85%
                               Association Employee Stock Ownership Plan
                               and Trust
                               4750 Clairton Boulevard
                               Pittsburgh, Pennsylvania 15236

Common Stock................   Franklin Resources, Inc.                       261,100(2)         5.13%
                               Charles B. Johnson
                               Rupert H. Johnson, Jr.
                               One Franklin Parkway
                               San Mateo, California 94404

                               Franklin Advisory Services, LLC
                               One Parker Plaza, 16th Floor
                               Fort Lee, New Jersey 07024

Common Stock................   Lawrence B. Seidman                            312,542(3)         6.14%
                               100 Misty Lane
                               Parsippany, New Jersey 07054

--------------------------
(1) Under the terms of the ESOP, the ESOP trustee, will vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 10, 2003, 347,998 shares had been allocated under the ESOP and 255,081 shares remained unallocated. The ESOP trustee, subject to its fiduciary responsibilities, will vote all unallocated shares and all allocated shares for which no timely voting instructions are received, in the same proportion as shares for which the trustee has received timely voting instructions from participants.

(2) Based on information disclosed in a Schedule 13G/A filed with the SEC on January 30, 2003.
(3) Seidman and Associates, L.L.C.; Seidman Investment Partnership, L.P.; Seidman Investment Partnership II, L.P.; Kerrimatt, L.P.; Federal Holdings, L.L.C.; Lawrence B. Seidman; Dennis Pollack; and Pollack Investment Partnership, L.P. are deemed to be beneficial owners of 81,990; 41,007; 41,007; 41,007; 41,007; 301,092; 52,457; and 41,007 of these shares, respectively. Lawrence B. Seidman has no beneficial nor pecuniary interest in the shares owned by Dennis Pollack or Pollack Investment Partnership, L.P. Based on information contained in a Schedule 13D filed on November 8, 2002.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

      Pursuant to its Bylaws, the number of Directors of the Company is set at six (6) unless otherwise designated by the Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

      The two nominees nominated by the Company's Nominating Committee for election at the meeting are John M. Kish and Darrell J. Hess. Messrs. Kish and Hess are currently Directors of the Company. No person being nominated as a
Director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

      In the event that either nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF BOTH MESSRS. KISH AND HESS, WHO HAVE BEEN NOMINATED BY THE COMPANY'S NOMINATING COMMITTEE AND THAT YOU RETURN ONLY THE WHITE PROXY CARD

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table sets forth, as of the record date, the names of Management's nominees, continuing Directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a Director of Great
American Federal, and the year in which their terms (or in the case of Management's nominees, their proposed terms) as Director of the Company expire. This table also sets forth the amount of common stock and the percent thereof beneficially owned by each Director and Named Executive Officer and all Directors and executive officers as a group as of the record date.


                                                                                    SHARES OF
          NAME AND PRINCIPAL                                     EXPIRATION           COMMON            OWNERSHIP
         OCCUPATION AT PRESENT                      DIRECTOR     OF TERM AS     STOCK BENEFICIALLY     AS A PERCENT
      AND FOR THE PAST FIVE YEARS          AGE      SINCE(1)      DIRECTOR           OWNED(2)           OF CLASS
--------------------------------------- ---------  -----------  ------------   --------------------   -------------
MANAGEMENT'S NOMINEES:

John M. Kish...........................    57         1983         2003             140,010(3)            2.75%
   Mr. Kish is Chairman of the Boards
   of Directors and Chief Executive
   Officer of the Company and Great
   American Federal.

Darrell J. Hess........................    70         1991         2003              59,000(4)            1.16%
  Mr. Hess is retired and the former
  President of D.J. Hess Advertising,
  Inc., a promotional product
  company.


CONTINUING DIRECTORS:

Thomas M. Stanton......................    60         1992         2004              46,190(4)             *
  Since February 2002, Mr. Stanton
  has been a sales manager for
  Arthurs, Lestrange and Company,
  Inc., an investment firm. Prior to
  February 2002, Mr. Stanton was an
  investment supervisor for Mass
  Mutual, an insurance and financial
  services company.

Robert J. Ventura......................    53         1998         2004              34,000(4)             *
  Principal of Ventura Group, LLC, an
  investment banking and corporate
  development advisory services
  company.  From October 1998 to
  April 1999, Mr. Ventura had been an
  independent acquisitions and
  divestitures consultant.  Prior to
  October 1998, Mr. Ventura was the
  director of acquisitions and
  divestitures for Rockwell
  International Corporation.

Thomas E. Bugel........................    58         1988         2005              68,578(4)            1.35%
  Mr. Bugel is retired and the former
  co-owner and Vice President of East
  Liberty Electro-Plating Company.



                                                        5


                                                                                    SHARES OF
          NAME AND PRINCIPAL                                     EXPIRATION           COMMON            OWNERSHIP
         OCCUPATION AT PRESENT                      DIRECTOR     OF TERM AS     STOCK BENEFICIALLY     AS A PERCENT
      AND FOR THE PAST FIVE YEARS          AGE      SINCE(1)      DIRECTOR           OWNED(2)           OF CLASS
--------------------------------------- ---------  -----------  ------------   --------------------   -------------

David R. Wasik.........................    61         1990         2005             60,124(4)             1.18%
  Mr. Wasik is a partner and
  supervisor of Savolskis-Wasik-
  Glenn Funeral Home, Inc.


NAMED EXECUTIVE OFFICERS:
(WHO ARE NOT ALSO DIRECTORS)

Todd L. Cover..........................    42          --           --              40,820(5)(6)           *
  Mr. Cover has been Senior Vice
  President and Treasurer of the
  Company since April 2002.  He was
  previously Assistant Treasurer from
  May 2001 to April 2002 and
  Assistant Secretary from April 2000
  to May 2001 of the Company.  He
  has been Director, President and
  Chief Operating Officer of Great
  American Federal since May 2001.
  From 1998 to May 2001, he was
  Executive Vice President and Chief
  Operating Officer of Great American
  Federal.  From 1996 to 1998, he was
  President and Chief Executive
  Officer of West Milton State Bank.

James V. Dionise.......................    41          --           --              17,500(7)(8)           *
  Mr. Dionise has been Chief
  Financial Officer of the Company
  since June 2001, Secretary since
  January 2002, and previously
  Treasurer from June 2001 to April
  2002.  He has been Senior Vice
  President and Chief Financial
  Officer/Treasurer of Great American
  Federal since June 2001 and
  Secretary since January 2002.  From
  April 1999 to June 2001, he was
  First Vice President and Senior
  Acquisition Manager at MBNA
  America Bank. From May 1998 to
  April 1999, he was Vice President
  and Manager of Support Services at
  PNC National Bank. Prior to that,
  he served as Vice President and
  Chief Financial Officer at PNC
  Private Bank.


                                                         6



                                                                                    SHARES OF
          NAME AND PRINCIPAL                                     EXPIRATION           COMMON            OWNERSHIP
         OCCUPATION AT PRESENT                      DIRECTOR     OF TERM AS     STOCK BENEFICIALLY     AS A PERCENT
      AND FOR THE PAST FIVE YEARS          AGE      SINCE(1)      DIRECTOR           OWNED(2)           OF CLASS
--------------------------------------- ---------  -----------  ------------   --------------------   -------------

Stock ownership of all Directors and       --          --           --              466,222(9)            9.16%
executive officers of the Company and
Great American Federal as a group (8
persons).

_________________________
* Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a Director of Great American Federal.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Includes 70,000 shares subject to options granted to Mr. Kish under the Amended and Restated GA Financial, Inc. 1996 Stock Based Incentive Plan (the "Incentive Plan"), which are currently exercisable or will become exercisable within sixty (60) days. Does not include the remaining 10,000 shares subject to options granted under the Incentive Plan, which are not currently exercisable.
(4) Includes 28,000 shares subject to options granted under the Incentive Plan, which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 4,000 shares subject to options granted under the Incentive Plan, which are not currently exercisable.
(5) Includes 2,000 shares awarded pursuant to the Incentive Plan which will vest on October 16, 2003, and as to which the holder has voting power but not investment power.
(6) Includes 22,600 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 16,400 shares subject to options granted under the Incentive Plan which are not currently exercisable.
(7) Includes 10,000 shares subject to options granted under the Incentive Plan, which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 17,000 shares subject to options granted under the Incentive Plan, which are not currently exercisable.
(8) Includes 4,500 shares awarded pursuant to the Incentive Plan which will vest on October 16, 2003, 2004 and 2005, and as to which the holder has voting power but not investment power.
(9) Includes a total of 6,500 shares awarded under the Incentive Plan as to which voting may be directed and a total of 242,600 shares which may be acquired through the exercise of stock options under the Incentive Plan, which are currently exercisable or will become exercisable within sixty
     (60) days.

        In addition, Seidman & Associates, LLC has notified the Company of its intent to nominate Lawrence B. Seidman, Parsippany, New Jersey to stand for election to the Board of Directors at the annual meeting.

        YOUR BOARD URGES YOU TO RETURN ONLY MANAGEMENT'S WHITE PROXY CARD, WHICH IS ENCLOSED, AND VOTE FOR MESSRS. KISH AND HESS.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, Directors and greater than ten percent (10%) beneficial owners were complied with, except that one Form 4 reporting the purchase of 1,500 shares of Company common stock for Thomas E. Bugel was filed late due to administrative error.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

        The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets at least on a quarterly basis and may have additional meetings as needed. During fiscal 2002, the Board of Directors of the Company held 15 regular meetings. All of the Directors of the Company attended at least 75% in the aggregate of the total number of the Company's Board meetings held and committee meetings on which such Directors served during 2002. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.

        AUDIT COMMITTEE. The Audit Committee of the Company and Great American Federal consists of Messrs. Stanton, Ventura and Wasik. The purpose of the Audit Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. This Committee is also responsible for making recommendations to the full Board of Directors regarding the selection of the independent auditor. The Committee met four times in 2002.

        COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee consists of Messrs. Bugel, Hess, Stanton, Ventura and Wasik. This Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Committee met four times in 2002.

        NOMINATING COMMITTEE. The Company's Nominating Committee for the 2003 annual meeting consisted of Messrs. Bugel, Stanton, Ventura and Wasik. The Nominating Committee considers and recommends the nominees for Director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations of Directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 16, 2003.

DIRECTORS' COMPENSATION

        DIRECTORS' FEES. Non-employee members of the Board of Directors of the Company currently receive a quarterly retainer fee of $250, a fee of $400 for each special Board meeting attended and a fee of $250 for each committee meeting attended, except that Audit Committee members do not receive meeting fees but instead receive a quarterly retainer. The quarterly retainer for the Chairman of the Audit Committee is $1,500 and the quarterly retainer for other members of the Committee is $1,000. However, Directors of the Company do not receive Company Board meeting fees on dates when a Great American Federal Board of Directors meeting is held.

        Non-employee Directors of Great American Federal are currently paid a quarterly retainer of $4,200. Non-employee Directors of Great American Federal are also currently paid a fee of $250 for committee meetings attended and a fee of $400 for each special meeting of the Board of Directors attended. Great

American Federal also maintains one Director Emeritus position that is currently filled by Joseph E. Bugel, the former Chairman of the Board of Directors who served with Great American Federal from 1939 to 1988 and the father of Director Thomas E. Bugel. Mr. Joseph Bugel is paid an annual retainer of $6,000 and a fee of $400 for each Board of Directors meeting that he attends.

        INCENTIVE PLAN. Under the Incentive Plan, each non-employee Director of the Company received non-statutory stock options to purchase 12,000 shares of Company common stock at an exercise price of $17.51, the fair market value of the common stock on April 24, 2002, the date the options were granted. The options vest equally over a three-year period.

EXECUTIVE COMPENSATION

        THE FOLLOWING REPORTS OF THE COMPENSATION AND BENEFITS AND AUDIT COMMITTEES AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY
STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT AS TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation and Benefits Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

        COMPENSATION POLICIES. The policies and objectives of the Compensation and Benefits Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions towards achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its stockholders. In furtherance of these objectives, the Company and Great American Federal maintain a compensation program for executive officers which consists of both cash and equity based compensation.

        The Compensation and Benefits Committee has discretion to recommend, relative to performance and peer group comparisons, the base salaries of the executive officers. The Committee recommends the level of annual salary for the Chief Executive Officer, generally based upon a review of the performance of the Chief Executive Officer and the Company during the prior year and competitive data for that position. The Committee is then responsible for recommending the base salaries of the remaining executive officers.

        In addition, in order to align the interests and performance of its executive officers with the long-term interests of its stockholders, the Company and Great American Federal adopted plans which reward the executives for delivering long-term value to the Company and Great American Federal through stock ownership.

        The compensation package available to executive officers is composed of the following components:

               (i)    Base Salary;
               (ii)   Annual Cash Incentive Awards; and
               (iii) Long Term Incentive Compensation, including Option and Stock Awards.

        Mr. Kish has an employment agreement which specifies a minimum base salary and requires an annual review of such salary. In addition, Mr. Kish and all other executive officers of the Company and Great American Federal participate in other benefit plans available to all employees including Great American Federal's Employee Stock Ownership Plan.

        BASE SALARIES. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executives' level of responsibility. The Compensation and Benefits Committee has consulted with Buck Consultants, Inc., an independent consulting firm, in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in Pennsylvania and the Mid-Atlantic region.

        Although the Compensation and Benefits Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

        LONG TERM INCENTIVE  COMPENSATION.  The Company  maintains the Incentive
Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation and Benefits Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. Executive officers of Great American Federal and the Company have received grants and awards of common stock and options to purchase common stock which have vesting periods ranging from three to five years. The exercise price of options granted was the market value of the common stock on the date of grant. The value of this component of compensation increases as the common stock of the Company appreciates in value. The specific grants and awards for certain named executive officers are reflected in the Summary Compensation Table.

        CHIEF EXECUTIVE COMPENSATION. The base compensation of John M. Kish, Chairman and Chief Executive Officer of the Company, for fiscal 2002 was $215,000. In addition, he received a bonus of $40,000 and other compensation totaling $58,739, as set forth in the Summary Compensation Table appearing elsewhere in this proxy statement. This resulted in total compensation of $313,739. The Board of Directors believes that Mr. Kish's compensation is appropriate based upon his performance in managing the Company and the Company's financial performance during the 2002 fiscal year.

                       COMPENSATION AND BENEFITS COMMITTEE

                                 THOMAS E. BUGEL
                                 DARRELL J. HESS
                                THOMAS M. STANTON
                                ROBERT J. VENTURA
                                 DAVID R. WASIK

        STOCK PERFORMANCE GRAPH. The following graph shows a comparison of stockholder return on the Company's common stock based on the market price of common stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the SNL Thrift Index for the five-year period beginning on December 31, 1997 through December 31, 2002. The graph was derived from historical data and, as a result, may not be indicative of possible future performance of the Company's common stock. The data was supplied by SNL Securities, Inc., a data service provider for publicly traded financial institutions.

            COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
               AMERICAN STOCK EXCHANGE INDEX AND SNL THRIFT INDEX


                     [STOCK PERFORMANCE GRAPH APPEARS HERE]


                                                           Period Ending
                                   -------------------------------------------------------------
Index                               12/31/97  12/31/98   12/31/99  12/31/00    12/31/01 12/31/02
----------------------------------------------------------------- --------- --------------------
GA Financial, Inc..................  $100.00    $84.78     $75.60   $ 81.03     $105.86  $155.54
AMEX Major Market Index............  $100.00   $120.32    $144.04   $135.75     $132.29  $116.37
SNL Thrift Index...................  $100.00    $87.95     $71.85   $114.72     $122.62  $146.28

        SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 2002, 2001 and 2000, the cash compensation paid by the Company and Great American Federal, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and Great American Federal and the highest paid executive officers of the Company and Great American Federal, who earned and/or received salary and bonus in excess of $100,000 in fiscal year 2002 ("Named Executive Officers").


                                                                     LONG-TERM COMPENSATION
                                         ANNUAL COMPENSATION(1)              AWARDS
                                        --------------------------------------------------------
                                                                                  SECURITIES
                                                                  RESTRICTED      UNDERLYING         ALL OTHER
      NAME AND PRINCIPAL                                         STOCK AWARDS    OPTIONS/SARS      COMPENSATION
           POSITIONS             YEAR    SALARY($)    BONUS($)      ($)(2)            (#)             ($)(3)
-------------------------------------------------------------------------------------------------------------------
John M. Kish                     2002    $215,000     $40,000     $      -         15,000            $58,739
  Chairman of the Board and      2001     215,000           -            -              -             49,941
  Chief Executive Officer of     2000     212,667       3,745            -              -             42,176
  the Company and Great
  American Federal

Todd L. Cover                    2002    $154,000     $30,000     $      -         15,000            $41,982
  Senior Vice President and      2001     148,077           -            -              -             38,060
  Treasurer of the Company       2000     138,463       2,437       93,440         16,000             33,243
  and Director, President
  and Chief Operating
  Officer of Great American
  Federal

James V. Dionise                 2002    $145,000     $25,000     $      -         12,000            $35,973
  Chief Financial Officer        2001      75,288      24,000      125,250         15,000              1,171
  and Secretary of the           2000           -           -            -              -                  -
  Company and Senior Vice
  President, Chief Financial
  Officer/Treasurer, and
  Secretary of Great
  American Federal

----------------------------
(1) The column titled "Bonus" consists of Board approved discretionary cash bonuses.
(2) Includes 8,000 shares and 7,500 shares of restricted stock granted to Mr. Cover and Mr. Dionise, respectively, under the Incentive Plan. The dollar amount set forth in the table represents the market value on the date of grant of the shares. For Mr. Cover, the restricted stock awards began vesting in four equal annual installments commencing on October 16, 2000. For Mr. Dionise, the restricted stock awards began vesting in five equal annual installments commencing on October 16, 2001. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability or a change in control. As of December 31, 2002, the market value of the stock awards for Messrs. Cover and Dionise were $189,600 and $177,750, respectively, based upon a market value of $23.70 per share.
(3) Other compensation includes a taxable fringe benefit group life insurance, employer contributions to Great American Federal's 401(k) plan, and grants of common stock pursuant to Great American Federal's ESOP. During fiscal 2002, Messrs. Kish, Cover and Dionise received contributions of $909, $259 and $244, respectively, under the group life insurance. Contributions to Messrs. Kish, Cover and Dionise during fiscal 2002 pursuant to the 401(k) plan were $5,500, $3,850 and $4,350, respectively. For 2002, Messrs. Kish, Cover and Dionise were allocated 2,208, 1,598 and 1,324 shares of common stock, respectively, pursuant to the ESOP. Dollar amounts reflect the market value of $23.70 per share as of December 31, 2002.

COMPENSATION ARRANGEMENTS

        EMPLOYMENT AGREEMENTS. Great American Federal has entered into employment agreements with Messrs. Kish and Cover. The Company has also entered into an employment agreement with Mr. Kish. The employment agreements are intended to ensure that Great American Federal and the Company maintain a stable and competent management base. The continued success of Great American Federal and the Company depends to a significant degree on the skills and competence of these officers.

        Mr. Kish's employment agreements provide for three-year terms and Mr. Cover's employment agreement provides for a two-year term. Great American Federal's and the Company's employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed annually. The base salaries which currently are in effect for such employment agreements for Messrs. Kish and Cover are $215,000 and $154,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans, as well as furnishing fringe benefits available to similarly-situated executive personnel.

        The employment agreements provide for termination by Great American Federal or the Company for cause, as defined in the employment agreements, at any time. If Great American Federal or the Company chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from Great American Federal or the Company after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the compensation and benefits that would have been paid or provided to the executive during the remaining term of the employment agreement. Great American Federal and/or the Company would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive's right to compete against Great American Federal or, in the case of Mr. Kish, the Company, for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if the termination follows a change in control.

        Under the employment agreements, if involuntary, or in certain circumstances, voluntary termination follows a change in control of Great American Federal or the Company, the executive or, if the executive dies, his beneficiary, would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining term of the agreement; or (2) three times (in the case of Mr. Kish) or two times (in the case of Mr. Cover) the average of the five preceding taxable years' annual compensation. Great American Federal and/or the Company would also continue the executive's life, health, and disability coverage for Mr. Kish and Mr. Cover for thirty-six months and twenty-four months, respectively. Even though both Great American Federal and Company employment agreements provide for a severance payment to Mr. Kish if his employment terminates in connection with a change in control, Mr. Kish would not receive duplicative payments or benefits under the agreements.

        Payments to the executives under Great American Federal's employment agreements are guaranteed by the Company if payments or benefits are not paid by Great American Federal. Payments to Mr. Kish under the Company employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by Great American Federal or Company, as appropriate, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Great American Federal and/or the Company shall indemnify the executive to the fullest extent legally allowable.

        CHANGE IN CONTROL AGREEMENT. Great American Federal currently maintains a two-year change in control agreement with Mr. Dionise. The agreement may be extended by Great American Federal for an additional year on each anniversary date of the agreement. The agreement provides that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or Great American Federal, Mr. Dionise would be entitled to receive a severance payment equal to two times his average annual compensation for the five most recent taxable years preceding termination. Great American Federal would also continue to provide for life, medical and disability coverage for thirty-six months following termination. Payments to Mr. Dionise under the agreement are paid by the Company to the extent that payments (or other benefits) are not paid by Great American Federal.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table lists all grants of options under the Incentive Plan to Messrs. Kish, Cover and Dionise for the year ended December 31, 2002.


                                                                                                POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                              NUMBER OF       PERCENT OF TOTAL                                  ANNUAL RATES OF STOCK
                              SECURITIES         OPTIONS                                         PRICE APPRECIATION
                              UNDERLYING        GRANTED TO      EXERCISE                         FOR OPTION TERMS(2)
                               OPTION          EMPLOYEES IN     OR BASE                       -----------------------
NAME                          GRANTED(1)       FISCAL YEAR       PRICE      EXPIRATION DATE         5%        10%
----------                  --------------  ----------------  ----------- ------------------- -----------------------

John M. Kish...............    15,000             8.85%         $19.00      October 16, 2012     $179,550   $453,150

Todd L. Cover..............    15,000             8.85%         $19.00      October 16, 2012     $179,550   $453,150

James V. Dionise...........    12,000             7.08%         $19.00      October 16, 2012     $143,640   $362,520

-------------------------------
(1) Options become exercisable in three equal annual installments commencing on October 16, 2002; provided, however, that options will be immediately exercisable if the optionee dies or becomes disabled or upon a change in control of GA Financial, as defined in the plan.
(2) The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of Company common stock. Options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $30.97 per share and $49.21 per share, respectively, as of the expiration date of the options.

OPTION VALUE AT FISCAL YEAR END

        The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 2002. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the common stock.

                                                                              VALUE OF
                                                    NUMBER                  UNEXERCISED
                                                 OF SECURITIES              IN-THE-MONEY
                                            UNDERLYING UNEXERCISED          OPTIONS/SARS
                                                 OPTIONS/SARS             AT FISCAL YEAR-
 NAME                                        AT FISCAL YEAR-END(#)          END($)(1)(2)
------                                      ------------------------- --------------------------
                                            EXERCISABLE UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
John M. Kish.............................    70,000(3)     10,000(4)    $735,250      $ 47,000
Todd L. Cover............................    21,000(5)     18,000(6)     149,836       126,664
James V. Dionise.........................    10,000(7)     17,000(8)      60,800       100,600

------------------------------------
(1) The price of the common stock on December 31, 2002 was $23.70.
(2) Based on the market value of the underlying common stock at fiscal year-end, minus the exercise price.
(3) 65,000 options have an exercise price of $12.75 and 5,000 options have an exercise price of $19.00.
(4) The options have an exercise price of $19.00.
(5) 6,400 options have an exercise price of $21.99; 9,600 options have an exercise price of $11.68 and 5,000 options have an exercise price of $19.00.
(6) 1,600 options have an exercise price of $21.99; 6,400 options have an exercise price of $11.68 and 10,000 options have an exercise price of $19.00.
(7) 6,000 options have an exercise price of $16.70 and 4,000 options have an exercise price of $19.00.
(8) 9,000 options have an exercise price of $16.70 and 8,000 options have an exercise price of $19.00.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Company's Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the American Stock Exchange.

        The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                                 AUDIT COMMITTEE

                           ROBERT J. VENTURA, CHAIRMAN
                                THOMAS M. STANTON
                                 DAVID R. WASIK

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        LOANS AND EXTENSIONS OF CREDIT. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Notwithstanding this rule, federal regulations permit Great American Federal to make loans to executive officers and Directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or Director over any other employee. Great American Federal's policy is to offer employees who satisfy certain criteria and the general underwriting standards of Great American Federal residential mortgage loans with interest rates equal to Great American Federal's cost of funds rounded to the next quarter point (but in no event less than 6.25%).

                   PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

        The Board of Directors has appointed KPMG LLP to be its independent auditors for the 2003 fiscal year, subject to the ratification by stockholders.

        Representatives of KPMG LLP will be present at the meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the meeting.

        UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

        The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by KPMG LLP:


        Audit Fees...................................................   $92,500

        Financial information and systems design and
        implementation...............................................        --

        All other fees (includes fees for tax related services, risk
        assessment and employee benefit plan services)...............   $58,514

        The Audit Committee has considered whether non-audit services provided by KPMG LLP are compatible with maintaining auditor's independence.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

        To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 2004, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the notice of annual meeting of stockholders, not later than November 18, 2003. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

        The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety
(90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2004 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than January 26, 2004 assuming the 2004 annual meeting is held on April 23, 2004 and that the Company provides at least 100 days notice or public disclosure of the date of the annual meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

        The Board of Directors knows of no business that will be presented for consideration at the meeting other than as stated in the notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

        Whether or not you intend to be present at the meeting, you are urged to return your WHITE proxy card promptly. If you are present at the meeting and wish to vote your shares in person, your proxy may be revoked by voting at the meeting.

        A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO JAMES V. DIONISE, CHIEF FINANCIAL OFFICER AND SECRETARY, GA FINANCIAL, INC., 4750 CLAIRTON BOULEVARD, PITTSBURGH, PENNSYLVANIA 15236.


                                       By Order of the Board of Directors

                                       /s/ James V. Dionise

                                       James V. Dionise
                                       CORPORATE SECRETARY


Pittsburgh, Pennsylvania
March 17, 2003


        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

1. Remember -- only your latest dated proxy will determine how your shares are to be voted at the meeting.

2. If any of the shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct them to vote your shares FOR your Company's nominees on the WHITE proxy card.

3. For assistance in voting your shares or further information, please contact the Company at (412) 882-9946, or our proxy solicitor at (866) 324-5898 (Toll Free).

--------------------------------------------------------------------------------

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER



MISSION STATEMENT

The Committee's role is to assist the Board of Directors in overseeing all material aspects of GA Financial, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

There shall be a committee of the Board of Directors to be known as the Audit Committee. Audit Committee members shall meet the requirements of the American Stock Exchange. The Audit Committee shall be composed of three or more directors, each of whom are (1) independent(1) of the management of the Company,
(2) able to read and understand fundamental financial statements, and (3) are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. At least one member of the Committee, preferably the Chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Audit Committee chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors and internal audit department.

o Provide an avenue of communications among the independent auditors, management, the internal audit department and the Board of Directors.

o Encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

o   Review areas of potential significant financial risk to the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of it duties.

In carrying out its responsibilities, the Audit Committee believes it policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Audit Committee will carry out the following responsibilities and duties:

Communication with the Board of Directors and Management
--------------------------------------------------------

o The Chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, the Board of Directors, external and internal auditors and legal counsel, as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the Committee that members of management, counsel, and the internal and external auditors, as applicable, participate in Committee meetings, as necessary, to carry out the Committee's responsibilities.

o The Committee, with input from management and other key Committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

o The Committee, through the Chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full Board.

o The Committee shall make recommendations to the full Board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Internal Audit Department
-------------------------

o The Committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

o The Committee shall review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o The Committee shall review the appointment, performance and replacement of the senior internal audit executive.

o If the internal auditors identify significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the Committee and the Committee shall inform the full Board, if, after its consideration, the Committee concurs with the judgment of the internal auditors.

Independent Auditors
--------------------

o The Committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the Committee.

o The independent auditors are ultimately responsible to the Audit Committee and the Board of Directors. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with the standards set by the Independence Standards Board. The Audit Committee shall review the independence, objectivity and effectiveness of the auditors and annually recommend to the Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

o The Committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are consistent with the information known to Committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the Committee and reported to the full Board well in advance of the public release of the annual financial statements.

o The Committee shall review any important recommendations on financial reporting, internal controls, and other matters, and management's response. If the external auditors identify significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the Committee, and the Committee shall inform the full Board, if, after its consideration, the Committee concurs with the judgment of external auditors.

Reporting to Stockholders
-------------------------

o The Committee shall review all major financial reports in advance of filings or distribution, including the annual report.

o The Committee shall review with financial management and the independent auditors the Company's quarterly and annual financial results prior to the release of earnings and/or the Company's financial statements prior to filing or distribution with the Securities and Exchange Commission. The Committee shall also discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61.

o The Committee will ensure that management requires that the external auditors review the financial information included in the Company's internal financial statements prior to the Company filing its quarterly reports with the Securities and Exchange Commission.

o The Committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the Audit Committee. Such report shall be furnished to and approved by the full Board of Directors prior to its inclusion in the proxy statement. The report will state whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by the Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the external auditors, has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

o The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

o The Company shall disclose that the Committee is independent and governed by a written charter, a copy of which has been approved by the full Board of Directors. To the extent that the Board appoints a non-independent Director to the Committee, the Company will disclose the nature of the relationship of the non-independent Director and the reasons for appointing the non-independent Director to the Committee in the next proxy statement. The Committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full Board of Directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

o The Committee shall prepare and report to the AMEX the written affirmation of compliance initially and periodically, thereafter as stipulated by the exchange.(2)

Regulatory Examinations
-----------------------

o The Committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Ethical and Legal Compliance
----------------------------

o The Committee shall review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this code.

o The Committee shall review with the Company's counsel, legal compliance matters including corporate securities trading policies.

o The Committee shall review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

Committee Self Assessment and Education
---------------------------------------

o The Committee shall review, discuss, and assess its own performance as well as the Committee's role and responsibilities, seeking input from senior management, the full Board and others.

o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

Other Audit Committee Responsibilities
--------------------------------------

o The Committee shall review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

o The Committee shall submit the minutes of all meetings of the Audit Committee to, or discuss the matters presented at each Committee meeting with, the Board of Directors.

o The Committee shall review accounting and financial human resources and succession planning within the Company.

o The Committee shall perform any other activities that the Committee or the Board deems necessary or appropriate.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.
--------------------------------------------------------------------------------

(1) For the independence rules as stipulate by the AMEX, refer to Attachment A
(2) For the AMEX written affirmation of compliance, refer to Attachment B

                                                                    ATTACHMENT A



AUDIT COMMITTEE REQUIREMENTS
----------------------------

The following is a summary of the Audit Committee requirements as stipulated by the American Stock
Exchange:

SIZE OF AUDIT COMMITTEE                    Minimum of three members of the Board of Directors

INDEPENDENCE RULES                         All members must be independent
(1)Former Employees                        Disqualified for three years
(2)Immediate Family Member                 Disqualified for three years
(3)Compensation                            Cannot exceed $60,000/year
(4)Business Relationship                   Disqualified if over $200,000 or 5% of the gross
                                           revenues of a company for which he/she is a
                                           partner, controlling shareholder or executive
                                           officer
(5)Cross-compensation Committee Links(1)   Not allowed
Non-independent Board member waiver        All independence rules can be waived except for current
allowed for one member in exceptional      employee or family member
circumstances.

FINANCIAL LITERACY RULES
General requirement                        All members are or will become financially literate(2)
Accounting/finance expertise(3)            One member must possess

-----------------------------------------------------------------------------------------------------------

(1)  Cross-compensation committee links occur when a director of Company A receives compensation from
     Company B, and a Company A executive serves on the compensation committee of Company B.

(2)  The AMEX defines financial literacy as `being able to read and understand fundamental financial statements'.

(3)  Accounting/financial expertise requirements are met if the individual has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experiene or background which results in individual's financial sophistication, such as being or having experience as a CFO, CEO, etc.

                                                                    ATTACHMENT B

WRITTEN AFFIRMATION OF COMPLIANCE
---------------------------------

The AMEX requires written affirmation from each issuer of the following:

o The Company has appointed an Audit Committee of at least three members of the Board of Directors

o The members of the Audit Committee adhere to the independence requirements as established by the Exchange

o If non-independent Audit Committee members are appointed, a Company must disclose in its next annual proxy statement the nature of the relationship, and the reasons for the determination their appointment is in the best interest of the Company

o Additionally, the financial literacy rules have been met by all of the Audit Committee members and at least one member meets the definition of possessing accounting or financial expertise.

(Certification to the AMEX regarding the above was made June 1, 2000.)

                                                                      APPENDIX B



        The following table sets forth the names, principal business occupations, business addresses of those individuals deemed to be participants in this proxy solicitation under the federal securities laws (the "Participants"). The number of shares of common stock of GA Financial, Inc. (the "Company") beneficially owned, directly or indirectly, as of March 10, 2003 is included under "Information with Respect to Nominees, Continuing Directors and Certain Executive Officers" of the Company's Proxy Statement. None of the Participants owns any securities of record but not beneficially.


    NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
--------------------------------------------------------

Thomas E. Bugel
Retired
4750 Clairton Boulevard
Pittsburgh, Pennsylvania 15236

Darrell J. Hess
Retired
4750 Clairton Boulevard
Pittsburgh, Pennsylvania 15236

John M. Kish
Chairman of the Boards of Directors
  and Chief Executive Officer of the
  Company and Great American Federal
4750 Clairton Boulevard
Pittsburgh, Pennsylvania 15236

Thomas M. Stanton
Sales Manager, Arthurs, Lestrange and
  Company, Inc.
Two Gateway Center
Pittsburgh, Pennsylvania 15222

Robert J. Ventura
Principal, Ventura Group, LLC
Two Gateway Center
Suite 620
Pittsburgh, Pennsylvania 15222

David R. Wasik
Partner and Supervisor, Savolskis-
  Wasik-Glenn Funeral Home, Inc.
3501 Main Street
Munhall, Pennsylvania 15120


        Except as described below and other than stock options and stock awards granted to each of the individuals above, and the participation by Mr. Kish in the Great American Federal Employee Stock Ownership Plan, no Participant is or was within the past year, a party to a contract, arrangement or understanding with any person with respect to any securities of the Company. None of the Participants owns any securities of any parent or subsidiary of the Company.

        Except for Mr. Kish, who entered into an employment agreement with the Company and Great American Federal, no Participant has any arrangement or understanding with any person: (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any future transactions to which the Company or any of its affiliates may be a party. For a description of the material terms of Great American Federal and Company employment agreements with Mr. Kish, see "Proposal No. 1 - Compensation Arrangements- Employment Agreements" in the Company's Proxy Statement.

        The following table sets forth all purchases and sales of the Company's common stock by the Participants since March 10, 2001.


                                                     NUMBER OF        TYPE OF BENEFICIAL
       NAME             DATE       TRANSACTIONS(1)    SHARES              OWNERSHIP
------------------- -------------  --------------- ------------- ----------------------------
Thomas E. Bugel       5/21/2001    Purchase             150        Direct - By DRP
                      5/21/2001    Purchase             256        Indirect - By Spouse
                      8/21/2001    Purchase             141        Direct - By DRP
                      8/21/2001    Purchase             241        Indirect - By Spouse
                     11/20/2001    Purchase             114        Direct - By DRP
                     11/20/2001    Purchase              36        Direct - By DRP
                     11/20/2001    Purchase             258        Indirect - By Spouse
                      2/19/2002    Purchase              34        Direct - By DRP
                      2/19/2002    Purchase             129        Direct - By DRP
                      2/19/2002    Purchase             243        Indirect - By Spouse

Darrell J. Hess         ----       ----                 ---        ----

John M. Kish          4/30/2002    Allocation          2,620       Indirect - By ESOP

Thomas M. Stanton     5/21/2001    Purchase              160       Direct - By DRP
                      8/21/2001    Purchase              150       Direct - By DRP
                     11/20/2001    Purchase              161       Direct - By DRP
                      2/19/2002    Purchase              173       Direct - By DRP
                      5/21/2002    Purchase              157       Direct - By DRP
                      8/20/2002    Purchase              155       Direct - By DRP
                     11/30/2002    Purchase              133       Direct - By DRP
                      2/21/2003    Purchase              134       Direct - By DRP

Robert J. Ventura       ----       ----                  ----      ----

David R. Wasik        5/21/2001    Purchase              135       Direct - By DRP

--------------------------------
(1) None of the Participants borrowed or otherwise obtained funds for the purpose of acquiring or holding securities of the Company.

                                 REVOCABLE PROXY

                               GA FINANCIAL, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 23, 2003
                              10:00 A.M. LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Thomas E. Bugel, Thomas M. Stanton, Robert
J. Ventura and David R. Wasik, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of GA Financial, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on April 23, 2003, at 10:00 a.m., local time, at the Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying proxy statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

                   John M. Kish             Darrell J. Hess

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                    |_|                       |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


      2. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|



 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                --------------------------


                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER




                          -----------------------------

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of stockholders and of a proxy statement dated March 17, 2003 and of the Annual Report to Shareholders.


               PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS
                                WHITE PROXY CARD
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.